Earnings Per Share - Summary of Basic and Diluted Earnings Per Share (Detail) - CAD ($) $ / shares in Units, shares in Thousands, $ in Millions	3 Months Ended
	Jan. 31, 2023	Oct. 31, 2022	Jan. 31, 2022
Basic Earnings Per Common Share
Net income	$ 247	$ 4,483	$ 2,933
Dividends on preferred shares and distributions on other equity instruments	(38)		(55)
Net income available to common shareholders	$ 209		$ 2,878
Weighted-average number of common shares outstanding	691,259		648,359
Basic earnings per common share	$ 0.3	$ 6.52	$ 4.44
Diluted Earnings Per Common Share
Net income available to common shareholders adjusted for impact of dilutive instruments	$ 209		$ 2,878
Weighted-average number of common shares outstanding	691,259		648,359
Effect of dilutive instruments
Stock options potentially exercisable	4,760		5,507
Common shares potentially repurchased	(3,392)		(3,529)
Weighted-average number of diluted common shares outstanding	692,627		650,337
Diluted earnings per common share	$ 0.3	$ 6.51	$ 4.43